SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


              Date of Report  September 3, 1998


        AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-17467                      41-1603719
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
              (Address of Principal Executive Offices)


                         (651) 227-7333
     (Registrant's telephone number, including area code)


     (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On September 3, 1998, the Partnership purchased a newly constructed Timber Lodge Steakhouse restaurant in Rochester, Minnesota from Timber Lodge Steakhouse, Inc. The total cash purchase price of the land and building was approximately $1,916,220. Timber Lodge Steakhouse, Inc. is not affiliated with the Partnership.

       Also, on September 3, 1998, the Partnership purchased a 26.05% interest in a newly constructed Champps Americana restaurant in Troy, Michigan from Champps Entertainment, Inc. The total cash purchase price of the land and building was approximately $4,972,000. The remaining interests in the property are owned by AEI Real Estate Fund XV Limited Partnership, AEI Real Estate Fund XVIII Limited Partnership and AEI Net Lease Income & Growth Fund XIX Limited
Partnership, affiliates of the Partnership. Champps Entertainment, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial  statements  of  businesses acquired.
               Not Applicable. Property was newly constructed.

          (b) A limited number of proforma adjustments are required to illustrate the effects of the transactions on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

               Assuming the Partnership had acquired the properties on January 1, 1997, the Partnership's Investments in Real Estate would have increased by $3,211,426 and its Current Assets (cash) would have decreased by approximately $3,211,426.

               The Total Income for the Partnership would have increased from $1,541,601 to $1,872,573 for the year ended December 31, 1997 and from $820,649 to $932,406 for six months ended June 30, 1998 if the Partnership had owned the properties during the periods.

               Depreciation  Expense would have  increased  by
               $82,432   and  $41,216  for  the   year   ended
               December  31,  1997 and the  six  months  ended
               June 30, 1998, respectively.

               The net effect of these proforma adjustments would have caused Net Income to increase from $791,814 to $1,040,354 and from $898,889 to
               $969,430, which would have resulted in Net Income of $45.12 and $42.68 per Limited Partnership Unit outstanding for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively.


(c)  Exhibits

            Exhibit  10.1 - Net Lease Agreement dated December
                            23, 1997 between  the Partnership,
                            AEI  Net  Lease  Income  &  Growth
                            Fund XIX  Limited Partnership, AEI
                            Real  Estate  Fund XVIII   Limited
                            Partnership, AEI Real Estate  Fund
                            XV Limited Partnership and Champps
                            Entertainment,  Inc.  relating  to
                            the  property  at  301  West   Big
                            Beaver   Road,   Troy,    Michigan
                            (incorporated   by   reference  to
                            Exhibit 10.23 of Form 10-KSB filed
                            with  the  Commission on March  23,
                            1998).

            Exhibit  10.2 - First  Amendment   to   Net  Lease
                            Agreement dated September  3, 1998
                            between the Partnership,  AEI  Net
                            Lease  Income & Growth  Fund   XIX
                            Limited    Partnership,  AEI  Real
                            Estate    Fund    XVIII    Limited
                            Partnership, AEI Real Estate  Fund
                            XV Limited Partnership and Champps
                            Entertainment,  Inc.  relating  to
                            the  property  at  301  West   Big
                            Beaver Road, Troy, Michigan.

            Exhibit  10.3 - Net  Lease Agreement dated January
                            15, 1998 between  the  Partnership
                            and Timber Lodge  Steakhouse, Inc.
                            relating to the property  at  4140
                            Frontage Road Northwest, Rochester,
                            Minnesota   ( incorporated      by
                            reference to Exhibit 10.25 of Form
                            10-KSB  filed with the  Commission
                            on March  23, 1998).

            Exhibit  10.4 - First Amendment  to    Net   Lease
                            Agreement dated September 3,  1998
                            between the Partnership and Timber
                            Lodge Steakhouse, Inc. relating to
                            the   property  at  4140  Frontage
                            Road Northwest, Rochester, Minnesota.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AEI REAL ESTATE FUND XVII
                                A Limited Partnership

                                By:  AEI Fund Management XVII, Inc.
                                  Its:  General Partner


Date:  September 15, 1998        /s/ Mark E Larson
                                By:  Mark E. Larson
                                  Its Chief Financial Officer